GUARANTEE, INDEMNIFICATION AND ACKNOWLEDGMENT

[ALTERNATE PARAGRAPHS - USE EITHER PARAGRAPH 1 OR 2 AS APPLICABLE]

[1] THE UNDERSIGNED ARE "OWNERS" OF _____________________________ ("LESSEE")
WHICH IS ON EVEN DATE HEREWITH ENTERING INTO A CERTAIN ASSIGNMENT OF LEASE/SUBLEASE AGREEMENT ("AGREEMENT") WITH BURGER KING CORPORATION ("BKC") FOR THE PREMISES DESCRIBED ON EXHIBIT "A" HERETO. AS AN INDUCEMENT TO BKC TO ENTER INTO THE AGREEMENT, THE UNDERSIGNED OWNERS, JOINTLY AND SEVERALLY, HEREBY UNCONDITIONALLY GUARANTEE TO BKC AND ITS SUCCESSORS AND ASSIGNS THAT ALL OF LESSEE'S OBLIGATIONS UNDER THE AGREEMENT, WILL BE PUNCTUALLY PAID AND PERFORMED. THE TERM "OWNERS" SHALL HAVE THE SAME MEANING ASCRIBED TO IT UNDER THE FRANCHISE AGREEMENT ALSO BEING ENTERED INTO BY BKC AND LESSEE FOR THE PREMISES.

[2] THE UNDERSIGNED ARE "OWNERS" OF _________________________________________
("LESSEE") WHICH IS ON EVEN DATE HEREWITH ENTERING INTO A CERTAIN LEASE/SUBLEASE AGREEMENT ("AGREEMENT") WITH BURGER KING CORPORATION ("BKC") FOR THE PREMISES DESCRIBED ON EXHIBIT "A" HERETO. AS AN INDUCEMENT TO BKC TO ENTER INTO THE AGREEMENT, THE UNDERSIGNED OWNERS, JOINTLY AND SEVERALLY, HEREBY UNCONDITIONALLY GUARANTEE TO BKC AND ITS SUCCESSORS AND ASSIGNS THAT ALL OF LESSEE'S OBLIGATIONS UNDER THE AGREEMENT, WILL BE PUNCTUALLY PAID AND PERFORMED. THE TERM "OWNERS" SHALL HAVE THE SAME MEANING ASCRIBED TO IT UNDER THE FRANCHISE AGREEMENT ALSO BEING ENTERED INTO BY BKC AND LESSEE FOR THE PREMISES.

         Upon demand by BKC, the undersigned Owners will immediately make each payment required of LESSEE under the Agreement. The undersigned hereby waive any right to require BKC to: (a) proceed against LESSEE for any payment required under the Agreement; (b) proceed against or exhaust any security from LESSEE; or (c) pursue or exhaust any remedy, including any legal or equitable relief, against LESSEE. Without affecting the obligations of the undersigned Owners under this Guarantee, BKC may, without notice to the undersigned, extend, modify, or release any indebtedness or obligation of LESSEE, or settle, adjust, or compromise any claims against LESSEE. The undersigned Owners waive notice of amendment of the Agreement and notice of demand for payment by LESSEE, and agree to be bound by any and all such amendments and changes to the Agreement.

         The undersigned Owners hereby agree to defend, indemnify and save BKC and its officers, directors, agents, employees, attorneys and accountants, its subsidiaries, affiliated and parent companies harmless of, from and with respect to any and all claims, losses, obligations, costs, expenses, liabilities, debts or damages any of them may incur (including, but not limited to, reasonable attorneys' fees) resulting from, consisting of, or arising out of or in connection with any failure by LESSEE to perform any obligation of LESSEE under the Agreement, any amendment thereto, or any other agreement by LESSEE referred to therein.

         The undersigned Owners hereby acknowledge and agree to be individually bound by the provisions of the Agreement.

         In the event any of the undersigned Owners transfers his/her interest in LESSEE in accordance

SAMPLE-SUBJECT TO CHANGE                          EXHIBIT "K"
WITHOUT NOTICE





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with the Agreement, such Owner's obligations and liabilities under this
Guarantee shall continue for the entire term of the Agreement, in accordance with Sections 12.2 and 12.3 of the Agreement. No such transfer of any Owner's interest shall be deemed a waiver of any covenant or condition of the Agreement, or a release of such Owner from the performance or further performance of its obligations under this Guarantee and such Owner shall continue to be liable for all its obligations under this Guarantee. This Guarantee shall terminate upon the termination or expiration of the Agreement, except that all obligations and liabilities of the undersigned Owners which arose from events which occurred on or before the effective date of such termination shall remain in full force and effect until satisfied or discharged by the undersigned, and all covenants which by their terms continue in force after the expiration or termination of the Agreement shall remain in force according to their terms. Upon the death of an individual Owner, the estate of such Owner shall be bound by this Guarantee, but only for defaults and obligations hereunder existing at the time of death; and the obligations of the other Owners will continue in full force and effect.

         Unless specifically stated otherwise, the terms used in this Guarantee shall have the same meaning as in the Agreement and shall be interpreted and construed in accordance with the Agreement. This Guarantee shall be interpreted and construed under the laws of the State of Florida. In the event of any conflict of law, the laws of Florida shall prevail, without regard to the application of Florida Conflict of Law rules. The undersigned Owners and BKC acknowledge and agree that the U.S. District Court for the Southern District of Florida, or if such court lacks jurisdiction, the 11th Judicial Circuit (or its successor) in and for Dade County Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Guarantee and/or the Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Guarantee and/or the Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

         All notices to BKC under this Guarantee shall be in writing and shall be delivered or sent by registered or certified mail, postage fully paid, addressed to it at its offices at P.O. Box 020783, General Mail Facility, Miami, Florida 33102-0783, Attention: General Counsel, or at such other address as BKC shall from time to time designate in writing.

         All notices to the undersigned Owners shall be in writing and shall be hand delivered or sent by registered, express or certified mail or telegraph to the following addresses:


          NAME                                           ADDRESS
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         Notices shall be deemed delivered on the earlier of actual receipt or the Third (3rd) day after being deposited in the U.S. Mail.



SAMPLE-SUBJECT TO CHANGE                                     EXHIBIT "K"
WITHOUT NOTICE





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         IN WITNESS WHEREOF, each of the undersigned Owners has signed this
Guarantee as the [DATE OF THE ASSIGN OF LEASE/SUBLEASE AGREEMENT] OR [DATE OF THE BURGER KING LEASE/SUBLEASE AGREEMENT].





                                        OWNERS

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SAMPLE-SUBJECT TO CHANGE                                   EXHIBIT "K"
WITHOUT NOTICE